MFS(R) LIMITED MATURITY FUND
                     MFS(R) MUNICIPAL LIMITED MATURITY FUND
                     MFS(R) GOVERNMENT LIMITED MATURITY FUND

                      Supplement to the Current Prospectus



         The Board of Trustees that oversees the MFS Limited Maturity Fund and the MFS Municipal Limited Maturity Fund, each a series of MFS Series Trust IX, and MFS Government Limited Maturity Fund (collectively, the "Funds") voted at its meeting held on January 23, 2006 to suspend the sale of Class B shares of the Funds on or after May 1, 2006 (the "Suspension Date").

         Except with respect to certain retirement plans, the reinvestment of dividends and/or distributions and exchanges from certain other MFS funds as described below, the Funds will reject any initial purchase orders for Class B shares of the Funds or purchase orders from existing Class B shareholders for additional Class B shares received on or after the Suspension Date.

         Purchase orders for Class B shares of the Funds received from retirement plans for which MFS (or one of its affiliates) is responsible for providing participant recordkeeping services or with respect to which MFS (or one of its affiliates) has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services will not be rejected by the Funds.

         Additionally, if you hold Class B shares of a Fund prior to the Suspension Date and have elected to reinvest dividends and/or other distributions in Class B shares of the Fund prior to the Suspension Date, Class B shares will be issued in connection with your election of the reinvestment of these dividends and other distributions on or after the Suspension Date.

         If you participate in an automatic investment plan whereby funds are withdrawn from your checking account or savings account and automatically invested in Class B shares of a Fund, funds will no longer be withdrawn from your account and automatically invested in Class B shares on or after April 26, 2006. If you automatically invest in any share class of the Funds other than Class B shares through an automatic investment plan, then your investment in that share class will continue to automatically occur.

         Shareholders who hold Class B shares of certain other MFS funds may continue to exchange their Class B shares for Class B shares of the Funds on or after the Suspension Date (subject to any limitation applicable to the exchange of that fund's shares as disclosed in its prospectus).

                   The Date of this Supplement March 24, 2006.